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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 23, 2002



                    SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)
             (Exact name of registrant as specified in its charter)

    Netherlands Antilles                1-4601                  52-0684746
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


    153 East 53rd Street, 57th Floor
         New York, New York                                    10022-4624


      42, rue Saint-Dominique
          Paris, France                                           75007

           Parkstraat 83,
            The Hague,
          The Netherlands                                        2514 JG
(Addresses of principal executive offices)                 (Zip or Postal Codes)


    Registrant's telephone number in the United States, including area code:
                                 (212) 350-9400


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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits
       99.1 Transcript of the July 23,2002 webcast by the Company


Item 9.  REGULATION FD DISCLOSURE

       Attached hereto as Exhibit 99.1, which is incorporated in this Item 9 by reference, is a copy of the transcript of a presentation entitled "Enabling the Promise of the Digital Enterprise", with accompanying question and answer session, held by management and publicly disseminated via internet webcast.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      SCHLUMBERGER N.V.
                      (SCHLUMBERGER LIMITED)


                      By:   /s/ Frank A. Sorgie
                          ---------------------------
                            Frank A. Sorgie
                            Chief Accounting Officer

Date:  July 25, 2002